UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23177

GOEHRING & ROZENCWAJG INVESTMENT FUNDS

(Exact name of Registrant as specified in charter)

115 Broadway, 5th Floor, New York, NY 10006

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, including Area Code: (646) 216-9777

Adam A. Rozencwajg

Goehring & Rozencwajg Associates, LLC

115 Broadway, 5th Floor

New York, NY 10006

(Name and address of agent for service)

With copies To:

Michael Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Date of fiscal year end: May 31

Date of reporting period: June 1, 2023 – November 30, 2023

1

Item 1. Report to Stockholders.

(a)

GOEHRING & ROZENCWAJG

INVESTMENT FUNDS

SEMI-ANNUAL | NOVEMBER 30, 2023

Goehring & Rozencwajg Resources Fund

Institutional | 38035R208

Retail | 38035R109

TABLE OF CONTENTS

Manager Commentary	1
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	20
Disclosure Regarding Approval Of Fund Advisory Agreement	29
Additional Information	31

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

November 30th 2023

Dear Shareholders:

Investment Results

The Goehring & Rozencwajg Resources Fund Retail Share Class advanced by 22.77% during the period from May 31, 2023, until November 30, 2023. The Fund led the Lipper Natural Resources Index1 and the MSCI All Country World Index2 which advanced by 6.61% and 8.28%, respectively, during the same period. The Fund’s investments in uranium related equities coal related equities and exploration and production equities were the largest positive contributors to absolute performance while the Fund’s investments in copper related equities and gold related equities were the largest detractors from absolute performance over the period.

Market Environment

Commodity prices were strong during the period from May 31, 2023, to November 30, 2023. After having been concerned about a recession caused by rising interest rates, investors once again focused on supply and demand fundamentals throughout the summer and fall of 2023.

West Texas Intermediate (WTI) oil advanced by 11.56% from $68.09 to $75.96 per barrel. Brent crude prices advanced by 14.00% from $72.66 to $82.83 per barrel. Following a very mild 2022/2023 Northern Hemisphere winter, gas prices both in North American and Europe were weak. As winter gave way to spring and summer, prices first flattened and then increased. Henry Hub advanced by 23.65% from $2.27 to $2.80 per MMBtu.

Copper prices advanced slightly as investors remained worried about slowing economic growth. Copper is thought to be very economically sensitive and so while it rose it did so by only 5.28% from 363.70 cents to 382.90 cents per pound.

Gold prices advanced slightly over the period as higher interest rates caused Western speculators to sell while various Central Banks purchased. Gold advanced by 3.75% from $1963 per oz to $2036 per oz. Silver prices advanced over the period by 7.61% from $23.49 per oz to $25.27 per oz.

The grain complex was mixed during the period. Corn prices fell by 22.26% from $5.94 per bushel to $4.62 per bushel based upon better-than-expected growing conditions in North America. Wheat prices fell by 4.04% from $5.94 cents per bushel to $5.70 per bushel. Challenging weather conditions in South America, particularly Brazil, caused soy prices to rise by 3.31% during the period from $13.00 per bushel to $13.43 per bushel.

Uranium prices rallied sharply to near decade highs. Several years of underinvestment combined with strong demand and quickly depleting commercial stockpiles caused utility buyers to increase their purchase price for uranium throughout the period. On a spot market basis uranium prices rallied by 48.95% from $54.55 per pound to $81.25 per pound - levels last seen in 2007. On a contracted basis uranium prices advanced by 20.00% from $55.00 per pound to $66.00 per pound.

Semi-Annual Report | November 30, 2023	1

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

Coal prices, as measured by the Newcastle coal contract, fell by 2.11% from $135.00 per ton to $132.15 per ton.

Investment Analysis

The Fund’s investments in uranium and coal related equities were the largest contributors to positive absolute performance during the period. The Fund’s three largest individual contributors to absolute performance between May 31, 2023, and November 30, 2023 were the following:

CCJ – shares of Cameco had a total return of 65.27%, with the stock price advancing from $27.84 per share to $45.92 per share. Surging uranium prices have led to large renewed investor interest in uranium mining companies, of which Cameco is a classic bellwether.

CEIX – shares of Console Energy had a total return of 97.68% with the stock price going from $53.96 per share to $106.67 per share. Strong coal prices combined with extremely low valuations helped propel the stock higher.

AMR - shares of Alpha Metallurgical Resources had a total return of 107.87% with the stock price going from $134.97 per share to $280.56 per share. Very strong coal prices combined with good operational execution and low valuations led to strong stock price appreciation.

The Fund’s investments in copper and gold-related equities were the largest detractors from absolute performance. The Fund’s three largest individual detractors to absolute performance were the following:

IE – Ivanhoe Electric had a total return of -9.05% during the period. Shares in the stock fell from $12.49 to $11.36 per share. In September the company announced an equity offering to help fund exploration and development at their three flagship assets in the United States. The stock traded much lower after the announcement and has yet to recoup its underperformance.

OLA – Orla mining had a total return of -29.34% during the period. Shares in the stock fell from C$5.76 per share to C$4.07 per share. We believe the stock was weak based on weak investor interest in gold equities in general and not for any stock specific reason.

FM CN - First Quantum had a total return of -60.84% during the period. Shares in the stock fell from C$28.44 per share to C$11.11 per share after the Panamanian government announced they would rescind the operating license for the world class Cobre Panama mine in Panama. We continue to hold the stock in case there is a positive development in this situation.

Market Outlook

Natural resource markets were mixed in the period between May 31, 2023, and November 30, 2023. Oil and gas markets were mostly flat. Oil prices rallied following the cessation of U.S. Strategic Petroleum Reserves in June 2023. Gas prices finished the 2022/2023 winter at very low levels, due to milder-than-normal weather. Prices later rallied as warm summer weather drove cooling demand. The most notable sector was uranium which finished the period at levels not seen since 2010. Our models continue to suggest that global demand for most commodities is running ahead of consensus figures. Moreover, we believe that low levels of capital spending will continue to impair increased production levels. As a result, we continue to believe that our sectors remain undervalued and provide an opportunity for excellent investment returns going forward.

2	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

Adam Rozencwajg, CFA

Goehring & Rozencwajg Associates, LLC

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.gr-funds.com or call 1-844-464-6467 to obtain current performance information and for the current prospectus and statement of additional information.

Fund holdings are subject to change.

This report is for the information of shareholders of Goehring & Rozencwajg Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Goehring & Rozencwajg Associates, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Goehring & Rozencwajg Associates, LLC nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification does not eliminate the risk of experiencing investment losses.

The Goehring & Rozencwajg Resources Fund is distributed by ALPS Distributors, Inc. Goehring & Rozencwajg is not affiliated with ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested, and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)	Lipper Natural Resources Index, an additional comparative index, is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. Index returns reflect the reinvestment of income dividends and capital gains, if any. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	MSCI All Country World Index (ACWI), a broad-based securities index that will be used as a benchmark for assessing the performance of the Fund. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance data shown for the MSCI ACWI is net of dividend tax withholding. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | November 30, 2023	3

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN (for the period ended November 30, 2023)

					Since	Expense Ratio(2)
	6 Month	1 Year	3 Year	5 Year	Inception(1)	Gross	Net(3)
Goehring & Rozencwajg Resources Fund - Institutional - NAV	23.00%	6.43%	34.01%	12.53%	5.85%	1.20%	0.92%
Goehring & Rozencwajg Resources Fund - Retail - NAV	22.77%	6.06%	33.58%	12.17%	5.51%	1.53%	1.25%
MSCI All Country World Index (ACWI)(4)	8.28%	12.01%	5.69%	9.07%	9.42%
MSCI World Index - NR	8.73%	12.98%	7.04%	9.97%	10.08%

TOP TEN HOLDINGS
(as a % of Net Assets)*

Range Resources Corp.	7.34%
Cameco Corp.	6.27%
Sprott Physical Uranium Trust	4.99%
Pioneer Natural Resources Co.	4.35%
CONSOL Energy, Inc.	3.95%
Alpha Metallurgical Resources, Inc.	3.70%
EQT Corp.	3.68%
NAC Kazatomprom JSC	3.35%
Antero Resources Corp.	3.05%
Ivanhoe Electric, Inc.	2.88%
Top Ten Holdings	43.56%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)*

Metals & Mining	29.53%
Oil & Gas Producers	27.69%
Base Metal	13.33%
Oil & Gas Services & Equipment	11.86%
Exploration & Production	3.70%
Chemicals	3.64%
Agricultural Chemicals	3.00%
Commercial Support Services	2.42%
Coal Operations	1.71%
Precious Metal Mining	1.55%
Cash, Cash Equivalents, & Other Net Assets	1.57%

*	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings. Holdings are as of November 30, 2023.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund redeemed or exchanged within 30 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain the Fund’s most recent month-end performance, visit www.gr-funds.com or call 1-844-464-6467. This report is for the information of shareholders of Goehring & Rozencwajg Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

Subject to investment risks, including possible loss of the principal amount invested.

(1)	The Fund commenced operations on December 30, 2016.

(2)	Ratios as of the Prospectus dated September 29, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	Goehring & Rozencwajg Associates, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.92% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This agreement is in effect through September 30, 2024, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods fall below the lesser of (1) the expense limit in effect at the time the Adviser waives or limits the expenses and (2) the expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

(4)	MSCI All Country World Index (ACWI), a broad-based securities index that will be used as a benchmark for assessing the performance of the Fund, and the Lipper Natural Resources Index, an additional comparative index. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance data shown for the MSCI ACWI is net of dividend tax withholding. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | November 30, 2023	5

Goehring & Rozencwajg Resources Fund	Manager Commentary

November 30, 2023 (Unaudited)

GROWTH OF $100,000 INVESTMENT IN THE FUND (for the period ended November 30, 2023)

The chart shown above represent a hypothetical investment of $100,000 in the Fund’s Institutional Class shares for the period from inception to November 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Retail Class shares, performance for which is not reflected in the graph above. The performance of Retail Class shares is likely to be lower than the performance of the Institutional Class shares shown in the graphs above because of higher expenses paid by shareholders investing in the Retail Class shares as compared to Institutional Class shares.

6	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Disclosure of Fund Expenses

November 30, 2023 (Unaudited)

As a shareholder of the Goehring & Rozencwajg Resources Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2022 and held until November 30, 2023.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expense Ratio(a)	Expenses Paid, and During Period June 1, 2023 - November 30, 2023(b)
Institutional Class
Actual	$1,000.00	$1,230.00	0.92%	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	0.92%	$4.66

Retail Class
Actual	$1,000.00	$1,227.70	1.25%	$6.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.25%	$6.33

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	7

Goehring & Rozencwajg Resources Fund	Schedule of Investments

November 30, 2023 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (93.5%)
ENERGY (39.5%)
Oil & Gas Producers (27.6%)
Antero Resources Corp.(a)	323,600	$7,646,668
APA Corp.	64,638	2,326,968
Chesapeake Energy Corp.	42,247	3,392,857
Civitas Resources, Inc.	74,143	5,092,883
Comstock Resources, Inc.	224,700	2,217,789
Diamondback Energy, Inc.	24,669	3,809,140
EQT Corp.	230,960	9,229,162
Matador Resources Co.	110,508	6,396,203
Pioneer Natural Resources Co.	47,067	10,902,600
Range Resources Corp.	565,654	18,383,754
		69,398,024
Oil & Gas Services & Equipment (11.9%)
Borr Drilling, Ltd.(a)	381,009	2,400,357
CES Energy Solutions Corp.	141,036	358,579
ChampionX Corp.	119,482	3,503,212
Diamond Offshore Drilling, Inc.(a)	320,360	4,123,032
Noble Corp. PLC	75,664	3,491,137
NOV, Inc.	70,105	1,319,376
Oceaneering International, Inc.(a)	163,886	3,385,885
Schlumberger NV	67,867	3,531,799
Seadrill, Ltd.(a)	69,652	3,091,156
Tidewater, Inc.(a)	3,914	235,153
Transocean Ltd.(a)	289,644	1,842,136
Valaris, Ltd.(a)	20,235	1,388,121
Vital Energy, Inc.(a)	23,039	1,033,069
		29,703,012
MATERIALS (54.0%)
Agricultural Chemicals (6.0%)
CF Industries Holdings, Inc.	50,215	3,773,657
Corteva, Inc.	34,136	1,542,947
Mosaic Co.	166,518	5,976,331
Nutrien Ltd.	70,497	3,769,475
		15,062,410
Base Metal (16.5%)
Amerigo Resources Ltd.	1,061,018	1,079,041
Cameco Corp.	342,330	15,719,794
ERO Copper Corp.(a)	118,017	1,454,176
Excelsior Mining Corp.(a)	589,982	63,044
First Quantum Minerals Ltd.	94,137	770,745
Freeport-McMoRan, Inc.	87,427	3,262,776
Hudbay Minerals, Inc.	279,682	1,269,642
Ivanhoe Mines Ltd. - Class A(a)	434,894	3,881,179

See Notes to Financial Statements.

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Goehring & Rozencwajg Resources Fund	Schedule of Investments

November 30, 2023 (Unaudited)

Lundin Mining Corp.	159,432	1,104,433
Mako Mining Corp.(a)	214,571	366,856
MMC Norilsk Nickel PJSC(a)(b)	5	–
NAC Kazatomprom JSC	217,504	8,384,779
NexGen Energy, Ltd.(a)	559,992	3,662,348
Trilogy Metals, Inc.(a)	700,201	288,966
		41,307,779
Chemicals (0.6%)
Intrepid Potash, Inc.(a)	77,090	1,583,429

Metals & Mining (29.9%)
Alpha Metallurgical Resources, Inc.	33,027	9,266,056
Arch Coal, Inc. - Class A	25,847	4,289,568
Artemis Gold, Inc.(a)	186,290	932,171
Asante Gold Corp.(a)	1,064,270	1,372,543
Bellevue Gold, Ltd.(a)	1,473,709	1,665,120
Brixton Metals Corp.(a)(c)	4,791,000	564,914
Caledonia Mining Corp. PLC	96,578	1,144,449
Centrus Energy Corp.(a)	73,120	3,657,462
CONSOL Energy, Inc.	92,678	9,885,963
Denison Mines Corp.(a)	1,318,600	2,413,038
Encore Energy Corp.(a)	423,300	1,650,870
Energy Fuels, Inc.(a)	389,100	3,093,345
Equinox Gold Corp.(a)	371,500	2,034,154
Erdene Resource Development Corp.(a)(c)	3,037,700	761,132
Foran Mining Corp.(a)	1,660,336	5,041,147
GoGold Resources, Inc.(a)	1,143,795	1,213,799
Ivanhoe Electric, Inc.(a)	636,076	7,225,823
K92 Mining, Inc.(a)	188,800	826,465
Loncor Gold, Inc.(a)(c)	3,858,500	966,793
Los Andes Copper, Ltd.(a)	71,503	526,939
Minera Alamos, Inc.(a)	2,030,009	531,083
MMC Norilsk Nickel PJSC(b)	2,855	–
Mountain Province Diamonds, Inc.(a)	321,015	53,228
Novagold Resources, Inc.(a)	136,990	575,358
Orezone Gold Corp.(a)	528,411	348,523
Orla Mining, Ltd.(a)	474,250	1,422,453
Osisko Mining, Inc.(a)	860,400	1,807,097
Pan American Silver Corp.	93,930	1,470,944
Reunion Gold Corp.(a)	4,671,901	1,394,392
Skeena Resources, Ltd.(a)	155,252	695,628
Triple Flag Precious Metals Corp.	36,612	511,022
United Co. RUSAL International PJSC	1,326,798	445,023
Uranium Energy Corp.(a)	668,822	4,360,719
Ur-Energy, Inc.(a)	1,045,000	1,672,000

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	9

Goehring & Rozencwajg Resources Fund	Schedule of Investments

November 30, 2023 (Unaudited)

Victoria Gold Corp.(a)	170,120	846,243
		74,665,464
Precious Metal Mining (1.0%)
Endeavour Mining PLC	87,490	2,052,254
Marathon Gold Corp.(a)	623,478	358,387
		2,410,641
TOTAL COMMON STOCKS
(Cost $162,478,185)		234,130,759

MUTUAL FUND (5.0%)
MATERIALS (5.0%)
Base Metal (5.0%)
Sprott Physical Uranium Trust(a)	656,035	12,516,855

TOTAL MUTUAL FUND
(Cost $6,133,322)		12,516,855

WARRANTS (0.0%)
ENERGY (0.0%)
Oil & Gas Services & Equipment (0.0%)(c)
Diamond Offshore Drilling, Inc., Expires 04/23/2026, Strike Price $29.22	4,732	4,732
MATERIALS (0.0%)
Metals & Mining (0.0%)(c)
Brixton Metals Corp. Warrants 11/20/2025, Expires 11/21/2025, Strike Price $0.23	2,395,500	–
Erdene Resource Development Co Warrants, Expires 12/31/2024, Strike Price $0.40	1,500,000	–
Loncor Gold Restricted Warrants, Expires 05/05/2025, Strike Price $0.60	2,000,000	–
Loncor Gold Warrants, Expires 12/31/2049, Strike Price $0.00(b)	900,000	–
		–
TOTAL WARRANTS
(Cost $431,663)		4,732

See Notes to Financial Statements.

10	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Schedule of Investments

November 30, 2023 (Unaudited)

Security Description	Shares	Value
SHORT TERM INVESTMENTS (1.2%)
Dreyfus Treasury Securities Cash Management, Institutional Class (7 day yield 5.270%)	3,123,248	3,123,248

TOTAL SHORT TERM INVESTMENTS
(Cost $3,123,248)		3,123,248

TOTAL INVESTMENTS - (99.7%)
(Cost $172,166,418)		249,775,594

Assets in Excess of Other Liabilities - (0.3%)		815,888

NET ASSETS - (100.0%)		$250,591,482

(a)	Non-income producing security.
(b)	Level 3 security in accordance with fair value hierarchy.
(c)	Securities were originally issued pursuant to Rule 144 or Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the aggregate market value of those securities was $2,292,839, which represents approximately 0.92% of net assets.
(d)	Less than 0.05%

COUNTRY COMPOSITION
(As of November 30, 2023)

United States	60.9%
Canada	31.0%
Kazakhstan	3.3%
Great Britain	2.1%
Bermuda	1.0%
Australia	0.7%
South Africa	0.5%
Russia	0.2%
0.0%
Total	99.7%

Percentages are based upon common stocks, rights, warrants, corporate bonds, private securities and short term investments as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	11

Goehring & Rozencwajg Resources Fund	Statement of Assets and Liabilities

November 30, 2023 (Unaudited)

ASSETS:
Investments, at value (cost $172,166,418)	$249,775,594
Cash	712,991
Receivable for shares sold	242,426
Dividends receivable	407,197
Interest receivable	20,594
Total Assets	251,158,802

LIABILITIES:
Payable to custodian	38,301
Payable for shares redeemed	252,905
Payable to adviser	129,630
Payable for administration fees	35,853
Payable for distribution and service fees	28,948
Payable to chief compliance officer	7,397
Payable for transfer agency fees	15,035
Payable for professional fees	52,431
Accrued expenses and other liabilities	6,820
Total Liabilities	567,320
NET ASSETS	$250,591,482

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$202,735,654
Total distributable earnings	47,855,828
NET ASSETS	$250,591,482

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.53
Net Assets	$226,177,171
Shares of beneficial interest outstanding	16,712,565
Retail Class:
Net Asset Value, offering and redemption price per share	$13.37
Net Assets	$24,414,311
Shares of beneficial interest outstanding	1,826,016

See Notes to Financial Statements.

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Goehring & Rozencwajg Resources Fund	Statement of Operations

For the Six Months ended November 30, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$4,701
Dividends	2,146,252
Foreign taxes withheld	(37,640)
Total Investment Income	2,113,313

EXPENSES:
Investment advisory fee (Note 6)	1,056,137
Administration fee	98,267
Distribution and service fees Retail Class	38,960
Custodian fee	24,505
Professional fees	86,866
Transfer agent fee	41,010
Trustees fees and expenses	30,460
Registration and filing fees	38,489
Printing fees	5,865
Chief compliance officer fee	21,666
Insurance expense	4,639
Other expenses	5,607
Total Expenses	1,452,471
Less fees waived by investment adviser
Institutional Class	(299,002)
Retail Class	(33,452)
Total fees waived/reimbursed by investment adviser (Note 6)	(332,454)
Net Expenses	1,120,017
NET INVESTMENT INCOME	993,296

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	2,925,247
Foreign currency transactions	(3,247)
Net realized gain	2,922,000

Change in unrealized appreciation/(depreciation) on:
Investments	40,661,590
Translation of asset and liabilities denominated in foreign currency	28
Net change in unrealized appreciation/(depreciation)	40,661,618

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	43,583,618
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,576,914

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	13

Goehring & Rozencwajg Resources Fund	Statements of Changes in Net Assets

	Period Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
OPERATIONS:
Net investment income	$993,296	$3,259,827
Net realized gain	2,922,000	739,817
Net change in unrealized appreciation/(depreciation)	40,661,618	(43,378,095)
Net increase/(decrease) in net assets resulting from operations	44,576,914	(39,378,451)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Retail	–	(265,779)
Institutional	–	(2,421,539)
Total distributions	–	(2,687,318)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	30,027,803	81,474,184
Dividends reinvested	–	1,914,672
Shares redeemed	(15,435,730)	(40,833,199)
Net increase from beneficial share transactions	14,592,073	42,555,656
Retail Class
Shares sold	1,943,598	5,902,164
Dividends reinvested	–	232,170
Shares redeemed	(2,209,522)	(5,352,698)
Net increase/(decrease) from beneficial share transactions	(265,924)	781,636

Net increase in net assets	58,903,063	1,271,524

NET ASSETS:
Beginning of year	191,688,419	190,416,895
End of year	$250,591,482	$191,688,419

See Notes to Financial Statements.

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Goehring & Rozencwajg Resources Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

16	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

For the Six Months Ended November 30, 2023 (Unaudited)		For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
$11.00		$13.61	$9.79	$4.99	$6.59	$9.76

0.06		0.21	0.09	0.00 (b)	0.03	(0.03)
2.47		(2.66)	4.06	4.93	(1.59)	(3.06)
2.53		(2.45)	4.15	4.93	(1.56)	(3.09)

–		(0.16)	(0.33)	(0.13)	(0.04)	(0.08)
–		(0.16)	(0.33)	(0.13)	(0.04)	(0.08)
2.53		(2.61)	3.82	4.80	(1.60)	(3.17)

$13.53		$11.00	$13.61	$9.79	$4.99	$6.59

23.00%		(18.05%)	43.65%	100.18%	(23.82%)	(31.67%)

$226,177		$171,581	$166,177	$78,230	$26,088	$26,793

1.20	%(d)	1.24%	1.31%	2.02%	2.43%	2.55%
0.92	%(d)	0.92%	0.92%	0.92%	0.92%	0.92%
0.88	%(d)	1.72%	0.79%	(0.02%)	0.50%	(0.40%)

3	%(e)	3%	22%	18%	84%	25%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	17

Goehring & Rozencwajg Resources Fund	Financial Highlights

Retail Class	For a share outstanding throughout the periods presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

18	www.gr-funds.com

Goehring & Rozencwajg Resources Fund	Financial Highlights

Retail Class	For a share outstanding throughout the periods presented

For the Six Months Ended November 30, 2023 (Unaudited)		For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2019
$10.89		$13.49	$9.72	$4.95	$6.55	$9.72

0.04		0.17	0.05	(0.03)	0.02	(0.04)
2.44		(2.63)	4.02	4.91	(1.59)	(3.07)
2.48		(2.46)	4.07	4.88	(1.57)	(3.11)

–		(0.14)	(0.31)	(0.11)	(0.03)	(0.06)
–		(0.14)	(0.31)	(0.11)	(0.03)	(0.06)
0.00		0.00	0.01	0.00	0.00	0.00
2.48		(2.60)	3.77	4.77	(1.60)	(3.17)
$13.37		$10.89	$13.49	$9.72	$4.95	$6.55

22.77%		(18.29%)	43.16%	99.83%	(24.09%)	(32.00%)

$24,414		$20,107	$24,240	$16,387	$4,137	$4,906

1.53	%(c)	1.57%	1.65%	2.24%	2.82%	2.88%
1.25	%(c)	1.25%	1.25%	1.25%	1.25%	1.25%
0.55	%(c)	1.40%	0.42%	(0.38%)	0.34%	(0.46%)

3	%(d)	3%	22%	18%	84%	25%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2023	19

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

1. ORGANIZATION

The Goehring & Rozencwajg Resources Fund (the “Fund”) is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds (the “Trust”), an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 30, 2016. The Fund is a diversified investment company with an investment objective which seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund currently offers Retail Class Shares and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval. The Fund’s Investment Adviser is Goehring & Rozencwajg Associates, LLC (the “Adviser”).

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board based on the midpoint of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and ask prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s net asset value. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported to the Fund’s administrator.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Fund’s assets may be priced using fair value procedures approved by the Board. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Foreign Currency Translation: Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions. Adjustments from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate the portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Those fluctuations are included with net unrealized gain from portfolio investments and foreign currency.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | November 30, 2023	21

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of November 30, 2023:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$234,130,759	$–	$–	$234,130,759
Warrants	4,732	–	–	4,732
Mutual Fund	12,516,855	–	–	12,516,855
Short Term Investments	3,123,248	–	–	3,123,248
Total	$249,775,594	$–	$–	$249,775,594

*	See Schedule of Investments for industry classification.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion or amortization of discounts or premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and interest income is recognized on an accrual basis, are allocated daily to each class in proportion to its average daily net assets.

Class Expenses: Expenses that are specific to a class of shares of the Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that share class.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required.

The Fund’s tax return is subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and three years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of November 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$95,360,544
Gross unrealized depreciation (excess of tax cost over value)	(17,751,368)
Net unrealized appreciation	$77,609,176
Cost of investments for income tax purposes	$172,166,418

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions for the year ended November 30, 2023, were as follows:

Distributions Paid From:
Ordinary Income	$–
Total	$–

Semi-Annual Report | November 30, 2023	23

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended November 30, 2023, was as follows:

Purchases of Securities	Proceeds from Sales of Securities
$21,770,141	$7,995,107

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Fund or its creditors solely by reason of the purchaser’ ownership of the shares. Shares have no pre-emptive rights.

	For the Six Months Ended November 30, 2023 (Unaudited)	For the Year Ended May 31, 2023
Institutional Class
Shares sold	2,293,842	6,691,933
Shares issued in reinvestment of distributions to shareholders	–	162,951
Shares redeemed	(1,177,729)	(3,470,122)
Net increase in shares outstanding	1,116,113	3,384,762
Retail Class
Shares sold	150,270	494,814
Shares issued in reinvestment of distributions to shareholders	–	19,946
Shares redeemed	(171,289)	(465,236)
Net increase/(decrease) in shares outstanding	(21,019)	49,524

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Fund had redemption fees of $3,288 during the six months ended November 30, 2023, and had redemption fees of $63,319 during the year ended May 31, 2023.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.90%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

The Adviser has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.92% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This agreement is in effect through September 30, 2024, may only be terminated before then by the Board, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods fall below the lesser of (1) the expense limit in effect at the time the Adviser waives or limits the expenses and (2) the expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced. Fees waived by the Adviser for the six months ended November 30, 2023, are disclosed in the Statement of Operations.

For the six months ended November 30, 2023, the fee waivers were as follows:

Fund	Fees Waived/Reimbursed by Adviser
Institutional Class	$(299,002)
Retail Class	(33,452)
TOTAL	$(332,454)

As of November 30, 2023, the balances of recoupable expenses for the Fund were as follows:

Fund	Expiring in Fiscal Year 2024	Expiring in Fiscal Year 2025	Expiring in Fiscal Year 2026	Expiring in Fiscal Year 2027
Institutional Class	$250,554	$432,662	$546,978	$252,367
Retail Class	47,949	74,725	69,639	28,398
TOTAL	$298,503	$507,387	$616,617	$280,765

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) (“ALPS”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, although it is not obliged to sell any particular amount of shares.

ADI is not entitled to any compensation from the Fund for its services as Distributor; however, ADI receives compensation from the Adviser. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

The Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan allows the Fund, as applicable, to use the Fund’s assets to pay fees in connection with the distribution and marketing of the Fund’s shares and/or the provision of shareholder services to the Fund’s shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of the Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net asset value of the Retail Class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in the Fund, and Plan fees may cost an investor more than other types of sales charges.

Semi-Annual Report | November 30, 2023	25

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

Under the Shareholder Services Plan (a “Services Plan”), the Fund is authorized to compensate certain financial institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), for providing services to the Fund or the Fund’s shareholders. This compensation may be used by the financial institution for payments to financial institutions and persons who provide administrative and support services to their customers who may from time to time beneficially own Retail Class shares. The Services Plan permits the Fund to make total payments at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to its Retail Class shares. However, the Fund may pay fees under the Services Plan at a lesser rate. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. Several officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the six months ended November 30, 2023, are disclosed in the Statement of Operations.

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended November 30, 2023, are disclosed in the Statement of Operations.

Compliance Services: ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance services fees paid by the Fund for the six months ended November 30, 2023, are disclosed in the Statement of Operations.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, there were no entities that beneficially owned 25% or greater of a Fund’s outstanding shares.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

7. PRINCIPAL RISKS

The following is a description of select principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund’s prospectus and statement of additional information provide details of the risks the Fund is subject to.

Commodities Risk: Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate more than if the Fund had a broader range of investments. To the extent that the Fund is more heavily exposed to a commodity sub-sector that undergoes a period of weakness, an investor can expect poor returns from the Fund.

Natural Resources Investment Risk: Investment in companies in the natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Energy prices may decline sharply, and a prolonged slump in energy prices is likely to have a negative effect on companies that extract, process or deliver energy-related commodities. Managers and investors applying environmental, social or governance (“ESG”) screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, the Fund.

Concentration Risk: The Fund concentrates its investments in natural resources investments. Concentrating in natural resources investments increases the risk of loss because the stocks of many or all of the companies in the natural resources industry may decline in value due to a development adversely affecting the industry or one or more particular sub-industries or commodities. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources industry, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Market Disruption and Geopolitical Risk: Geopolitical and other events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural environmental disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments may disrupt securities markets and adversely affect global economies and markets. A number of U.S. domestic banks and non-U.S. banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or non-U.S. economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or non-U.S. financial institutions and economies. These events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Semi-Annual Report | November 30, 2023	27

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements

November 30, 2023 (Unaudited)

8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

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Goehring & Rozencwajg Resources Fund	Disclosure Regarding Approval Of Fund Advisory Agreement

November 30, 2023 (Unaudited)

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”), approved the renewal of the investment management agreement (the “Agreement”) between Goehring & Rozencwajg Resources Fund (the “Fund”) and Goehring & Rozencwajg Associates, LLC (the “Adviser”) at an in-person Board meeting held on June 22, 2023.

The Board of Trustees, including the Independent Trustees, meets over the course of the year with the Adviser’s principals and regularly reviews information regarding the investment program and performance of the Fund. The Trustees considered information provided to the Trustees in advance of and at the meeting, which included, among other things, information regarding: (i) the Fund’s investment performance and the performance of a group of comparable funds; (ii) the Fund’s investment objective and strategies; (iii) the Fund’s advisory fee and other expenses, including comparisons of the Fund’s fees to the fees of a group of similar funds (prepared by a third party) and other Adviser accounts, (iv) the Fund’s expense cap; and (v) arrangements in respect of the distribution of the Fund’s shares.

In considering whether to renew the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their renewal of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Adviser’s principals and the time and attention they devote to the Fund. The Trustees also considered the Fund’s record of compliance with its investment restrictions and the compliance program of the Fund and the Adviser. They also took into account the time the Adviser devotes to the oversight of other Fund services providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreement.

Investment performance of the Adviser.

The Trustees reviewed performance information for the Fund for various time periods since the Fund’s inception. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds and certain benchmark indices. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that although the Fund had experienced periods of underperformance, the Fund’s underperformance was attributable to market conditions and investment decisions that were consistent with the Fund’s investment strategies, and the Fund had also experienced periods of outperformance.

Semi-Annual Report | November 30, 2023	29

Goehring & Rozencwajg Resources Fund	Disclosure Regarding Approval Of Fund Advisory Agreement

November 30, 2023 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these factors supported the renewal of the Agreement.

The costs of the services provided and profits realized by the Adviser from its relationship with the Fund.

The Trustees considered the fees charged to the Fund for advisory services as well as the Fund’s total expense levels. The Adviser furnished information to the Trustees showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of comparable funds. The Trustees noted that an expense cap is currently in place for the Fund, and the Fund’s advisory fee and expected total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Trustees noted that the Fund’s total expenses and actual management fee (after application of the expense caps and waivers) was at the median for comparable funds’ Institutional Class shares. The Trustees also considered information about fees charged by the Adviser to institutional clients, and the different services provided to those clients. The Trustees considered the profits of the Adviser related to the Fund and its business as a whole. The Trustees also considered that the Adviser is aware of the need to commit resources to minimize the effect on shareholders of any diseconomies of scale, which can result when a fund is smaller. In this regard, they noted that, because the Fund is relatively small, the Adviser is subsidizing much of the Fund’s expenses by waiver of a significant portion of its management fee.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the renewal of the Agreement.

Economies of scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund. The Trustees noted that because the Fund is relatively small, it is not expected to attain any economies of scale for the near future but it considered that the Fund and the Adviser are parties to an Expense Limitation Agreement, providing for reimbursement by the Adviser to the Fund for certain expenses.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement that the extent to which economies of scale would be shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to so-called “fallout benefits” to the Adviser resulting from its management of the Fund, such as soft dollar arrangements. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, as well as the steps the Adviser took to mitigate such possible conflicts of interest.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the Agreement should be renewed for an additional one year period.

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Goehring & Rozencwajg Resources Fund	Additional Information

November 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without charge on the SEC’s website at http://www.sec.gov. Quarterly portfolio holdings are also available on the Fund’s website at http://www.gr-funds.com/#holdings

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-844-464-6467 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2022:

Qualified Dividend Income – 100%

Corporate Dividends Received Deduction – 100%

In early 2023 if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

Semi-Annual Report | November 30, 2023	31

Must be accompanied or preceded by a prospectus.

gr-funds.com

GRA000198

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

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Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goehring & Rozencwajg Investment Funds

By:	/s/ Adam A. Rozencwajg
Adam A. Rozencwajg
President

Date:	February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Goehring & Rozencwajg Investment Funds

By:	/s/ Adam A. Rozencwajg
Adam A. Rozencwajg
Principal Executive Officer and Principal Financial Officer

Date:	February 8, 2024

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